UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2018

Apptio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37885	26-1175252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 NE 8th Street, Suite 600
Bellevue, WA		98004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 470-0320

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 2, 2018, Apptio, Inc., (“Apptio”), completed its acquisition (the “Acquisition”) of Digital Fuel SV, LLC, a limited liability company incorporated under the laws of Delaware (“Digital Fuel”), pursuant to a unit purchase agreement (the “Purchase Agreement”) dated as of February 2, 2018, among Apptio, Digital Fuel and the members of Digital Fuel (the “Sellers”). Pursuant to the Purchase Agreement, Apptio acquired all of Digital Fuel’s outstanding membership interests.

In connection with the Acquisition, Apptio paid $42,500,000, composed of (i) $38,250,000 in cash (the “Cash Consideration”), subject to certain post-closing adjustments provided for in the Purchase Agreement, and (ii) 176,406 shares of Apptio’s Class A common stock (subject to proportionate deductions for the escrow described below) (the “Equity Consideration”). The Purchase Agreement contains representations, warranties and covenants customary for business combinations of this type.

In connection with the Acquisition, Apptio will deposit 50% of the Equity Consideration into an escrow account for a period of up to 18 months, subject to extension as provided for in the Purchase Agreement, as security for certain customary representations, warranties and covenants made by the Sellers under the Purchase Agreement. Apptio will also deposit a small portion of the Cash Consideration into escrow as partial security for the post-closing adjustment provided for in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto. Apptio is filing this Form 8-K to provide investors with disclosure as if Item 2.01 of Form 8-K were applicable to the Acquisition. This filing should not be deemed an admission by Apptio that the Acquisition triggers the disclosure required under Items 2.01 and 9.01 of Form 8-K and if such disclosure is not ultimately required, Apptio does not intend to provide the financial statements and pro forma financial information called for by Item 9.01 of Form 8-K.

Item 7.01	Regulation FD Disclosure

On February 2, 2018, the Company issued a press release announcing the signing of the Purchase Agreement described in Item 1.01 above. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished under Item 7.01 (Regulation FD Disclosure) of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The information set forth in the last paragraph under Items 1.01 and 2.01 above is hereby incorporated by reference.

(b) Pro Forma Financial Information

The information set forth in the last paragraph under Items 1.01 and 2.01 above is hereby incorporated by reference.

(d) Exhibits

Exhibit Number	Description

2.1	Unit Purchase Agreement, dated as of February 2, 2018, by and among Apptio, Inc., a Delaware corporation, Digital Fuel SV, LLC, a Delaware limited liability company, Skyview Capital, LLC, a Delaware limited liability company, and the members of Digital Fuel SV, LLC party thereto. Certain schedules and exhibits referenced in the Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S–K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1	Press release of Apptio, Inc., dated February 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTIO, INC.

Date: February 2, 2018	By:	/s/ John Morrow
	Name:	John Morrow
	Title:	EVP, Corporate Development, General Counsel and Secretary